UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 30, 2019

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.04 per share	MCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Contango Oil & Gas Company (the “Company”), dated October 30, 2019 and filed with the Securities and Exchange Commission on November 5, 2019 (the “Initial Form 8-K”), which reported under Item 2.01 that the Company completed its previously announced acquisition of certain assets and liabilities, including approximately 315,000 net acres located in the STACK, Anadarko and Cherokee operating districts in Oklahoma (the “White Star Properties”) from White Star Petroleum, LLC (“White Star”) and certain of its affiliates. This amendment is filed to provide the financial statements of the White Star Properties and the pro forma financial information of the Company for such transaction as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01        Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

Audited historical financial statements of White Star Petroleum, LLC as of and for the years ended December 31, 2018 and 2017, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Unaudited historical financial statements of White Star Petroleum, LLC as of September 30, 2019 and December 31, 2018, and for the nine months ended September 30, 2019 and 2018, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of Contango Oil & Gas Company as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP.
99.1	Audited historical financial statements of White Star Petroleum, LLC as of and for the years ended December 31, 2018 and 2017, together with the related notes to the financial statements.
99.2

Unaudited historical financial statements of White Star Petroleum, LLC as of September 30, 2019 and December 31, 2018, and for the nine months ended September 30, 2019 and 2018, together with the related notes to the financial statements.

99.3

Unaudited pro forma consolidated financial statements of Contango Oil & Gas Company as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018, together with the related notes to the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

17
CONTANGO OIL & GAS COMPANY

Date: January 13, 2020	/s/ E. JOSEPH GRADY
E. Joseph Grady
Senior Vice President and
Chief Financial and Accounting Officer